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                                                                    Exhibit 10.4

                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

         THIS AMENDMENT NO. 1 (this "AMENDMENT") is entered into as of March ___, 2004 and amends that certain AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (the "AGREEMENT"), dated as of February 25, 2004, by and among Weirton Steel Corporation, a Delaware corporation ("WSC"), FW Holdings, Inc., a Delaware corporation ("FWH"), Weirton Venture Holdings Corporation, a Delaware corporation ("WVHC"; collectively with WSC and FWH; "SELLERS" and each of them individually, "SELLER"), ISG Weirton Inc., a Delaware corporation ("BUYER"), and International Steel Group Inc. ("ISG").

                             BACKGROUND INFORMATION

         A. Sellers, Buyer and ISG wish to amend the Agreement as provided in this Amendment.

         B. Capitalized terms used in this Amendment are used with the meanings given those terms in the Agreement, and article and section references used in this Amendment are references to Articles and Sections of the Agreement.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers, Buyer and ISG hereby agree as follows:

         1. Section 3.3(b)(i) is hereby amended to delete the closing parenthesis following the phrase "to be applied on behalf of WSC" and to insert a closing parenthesis after the phrase "Agent's and Lenders' claims against WSC", so that the first parenthetical in that Section provides as follows:

                  "(to be applied on behalf of WSC to Agent's and Lenders' claims against WSC)"

         2. The amount of the Break-Up Fee is hereby changed from $6,375,000 to $4,740,000 and Section 8.2(d) amended accordingly.

         3. The last sentence of Section 8.2(e) is hereby deleted, so that
Section 8.2(e) provides as follows:

                  "Any payments of the Break-Up Fee or Expense Reimbursement under this Section 8.2 shall be made by Sellers by wire transfer of immediately available funds to an account designated in writing by Buyer. Sellers acknowledge that the Break-Up Fee or Expense Reimbursement (or any portion thereof) are necessary and appropriate expenses for the administration of their estates, pursuant to sections 503 and 507 of the Bankruptcy Code, and that the Break-Up Fee and Expense Reimbursement (or any

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                  portion thereof) are allowed administrative expenses against each of their estates."

         4. Section 11.4(a) is hereby deleted and replaced with the following:

                  "Buyer shall have the right to assign to an Affiliate (each, an "ASSIGNEE") any of its rights or obligations (including the right to acquire any of the Acquired Assets) and may require any such Assignee to pay all or a portion of the Purchase Price or Purchase Price Increase and/or to assume all or a portion of those Assumed Liabilities that are both described in Section 1.3 and relate to the Acquired Assets acquired by the Assignee ("ASSIGNABLE LIABILITIES"). In addition, Buyer shall have the right to assign to any person or persons other than an Affiliate (each, an "OTHER ASSIGNEE") any of its rights or obligations to acquire any of the Nonoperating Assets or the portion of the Owned Real Property constituting [THE HEADQUARTERS,] the Owned Real Property located in Jefferson County, Ohio [AND THE ISLAND] and the personal property located thereon (including the right to acquire such assets) any may require any such Other Assignee to pay a portion of the Purchase Price or Purchase Price Increase and to assume the Assignable Liabilities. In the event of any assignment pursuant to this Section 11.4(a), ISG and Buyer shall not be relieved of any liability or obligation hereunder; provided that, if any Other Assignee fails to pay the portion of the Purchase Price or Purchase Price Increase for which such Other Assignee is obligated, ISG and Buyer will be liable to Sellers for the payment of such amount; and provided further that Buyer shall, with Sellers' approval, which shall not be unreasonably withheld, be fully released from such Assignable Liabilities upon their assumption by an Assignee or an Other Assignee."

         5. The definition of Alternative Transaction in Article 12 is hereby deleted and replaced with the following:

                  ""ALTERNATIVE TRANSACTION" means any transaction (regardless of the form thereof) involving a sale of all or any substantial portion of the Acquired Assets by Sellers to a purchaser or purchasers other than Buyer."

         6. The definition of DIP Obligations in Article 12 is hereby deleted and replaced with the following:

                  ""DIP OBLIGATIONS" means WSC's Obligations (as defined in the DIP Agreement) as of the Closing Date except any such obligations for indemnification of the Agent or any Lender, as set forth in the certification of the Agent referred to in
                  Section 5.1(f). Buyer may elect, in its sole discretion, to satisfy the portion of such obligations relating to Letters of Credit or LC Guaranties by cash collateralizing such obligations as required under the DIP Agreement (and any such cash collateral will be held in escrow

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                  and upon the expiration of the Letter of Credit or LC
                  Guaranties giving rise thereto any cash collateral not required to satisfy such obligations will promptly be returned to Buyer) or by causing a letter of credit for any remaining obligations to be issued to the Agent), and in either such case the amount of the DIP Obligations used in determining the Purchase Price Increase will not double count any amounts arising from such Letters of Credit or LC Guaranties."

         7. The Agreement remains in full force and effect except as and to the extent modified by this Amendment.

         8. This Amendment shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof), except to the extent that the laws of such State are superseded by the Bankruptcy Code or other applicable federal law.

         9. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement.

                         [SIGNATURES ON FOLLOWING PAGE.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                           BUYER:

                           ISG WEIRTON INC.

                           By: /s/ Gordon Spelich
                               ---------------------------------------------
                               Name: Gordon Spelich
                               Title: Vice President and Assistant Secretary

                           SELLERS:

                           WEIRTON STEEL CORPORATION

                           By: /s/ D. Leonard Wise
                               ---------------------------------------------
                               Name: D. Leonard Wise
                               Title: Chief Executive Officer

                           FW HOLDINGS INC.

                           By: /s/ Mark E. Kaplan
                               ---------------------------------------------
                               Name: Mark E. Kaplan
                               Title: President

                           WEIRTON VENTURE HOLDINGS CORPORATION

                           By: /s/ Mark E. Kaplan
                               ---------------------------------------------
                               Name: Mark E. Kaplan
                               Title: President

                           ISG:

                           INTERNATIONAL STEEL GROUP INC.

                           By: /s/ Gordon Spelich
                               ---------------------------------------------
                               Name: Gordon Spelich
                               Title: Vice President, Business Development